EXHIBIT 99.1
2014 Annual
Shareholders Meeting
January 17, 2013

Jupiter, FL

Cautionary Note Regarding Forward Looking Statements

This presentation and responses to various questions contains forward-looking statements including our strategy and opportunities, developing accounts with utility companies across the U.S., potential pilot programs, and generating revenue.
The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to us, are intended to identify forward-looking statements.
Forward-looking statements are based on our current expectations and assumptions regarding our business and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the failure to receive material orders from utility and mining companies, global and domestic economic conditions, budgetary pressures facing state and local governments, our failure to receive or the potential delay of anticipated orders for our products, failure to receive acceptance of FireIce® by State and Local governments and an adverse result in our pending litigation.  Further information on our risk factors is contained in our filings with the SEC, including the Prospectus dated November 5, 2013.  Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Highlights
• Organizational Changes
• GelTech Strategy
• Fiscal Review
• FireIce Review
• Soil2O Review
• New Products / Research & Development
• FireIce Firefighters Foundation
• 2014 - Focus

Organizational Changes: Leadership
Formation of Management Committee in 4Q13
• Peter Cordani - President; Acting Chief Executive Officer; Chief Technology Officer
• Michael Hull - Chief Financial Officer
• Michael Reger - Chief Operating Officer
• Daniel Simon - Director of Utility Markets
• Matthew Struzziero - Director of Sales & Strategic Operations

GelTech Strategy
Mission Statement:
• GelTech Solutions is dedicated to transforming imaginative and innovative ideas into global solutions that solve common problems.
Corporate Positioning:
• We view ourselves as a Technology company providing solutions to a variety of industries
2014 Strategy: FOCUS
• Concentration on opportunities with the highest probability of near term success
• Efficient use of corporate resources; manpower, expenditures
• Continuous improvement of operational processes
• Streamline organizational structure and internal communication

GLTC Annual Sales
Year-End
1st Half
2nd Half
Sales (000's)
1200
1000
800
600
400
200
0
12
12
153
124
29
831
305
525
131
42
89
385
133
253
281
157
125
1,047
402
646
2007
2008
2009
2010
2011
2012
2013

Fiscal Review: Annual Sales Trend

2013 Sales (000's); Calendar Year
FireIce - 1st Half
FireIce - 2nd Half
Soil2O - 1st Half
Soil2O - 2nd Half
193
531
209
65

Fiscal Review: 2013 Product Breakdown

FireIce®
A GelTech Solution®

ECO-FRIENDLY

GelTech® Solutions

Made in USA

FireIce Review
2013

- Completed “Class C” independent testing; approval for commercial use

FireIce
FireIce
FireIce
FireIce
FireIce
FireIce

FireIce: Fire Extinguisher
• Value Proposition:
 • Force Multiplier
 • Environmentally Friendly
 • Easy to Clean Up
• 2013 product release -
 FireIce Utility Fire Extinguisher

FireIce®
A GelTech Solution®

Con Edison
FireIce
FireIce

GelTech® Solutions

FireIce: Utilities
2013 Review
• Hired Dan Simon, former ConEd Emergency Manager
   of Manhattan (3Q13)
• Development & Testing of
   Emergency Manhole FireIce Delivery System (EMFIDS)
• Initial sale of EMFIDS to ConEdison (NY)
• Initial sale of FireIce Utility Fire Extinguishers
   to Xcel Energy (NM)
• Recurring communication with several
   utility companies

FireIce: Utilities
2014 Strategic Focus Areas
• Developing accounts with multiple utility companies across U.S.
• Exploring strategic partnerships
   within industry
• EMFIDS, FireIce Utility Fire Extinguisher, nozzle eductor gun, and other customized technologies

FireIce: Wildland Firefighting
• 2013 Review
 • Successfully used by US federal and state agencies
 • 20+ total fires contained using FireIce
 • Testing completed in two states and one province (Canada)
 • Two additional products (colorants) listed on
 US Forest Service Qualified Products List (Jan 2014)
• 2014 Strategic Focus Areas
 • Focus on state-level forestry departments
 • Pilot programs / testing planned for multiple states
 • Release updated product portfolio to market
 • Comprehensive on-site and HQ training programs

FireIce®
A GelTech Solution®

COLORADO FIREBREAK .COM

PERIMETER NOZZLES
SPRAY FIREICE GEL ON ALL TREES
SURROUNDING THE HOUSE

GelTech® Solutions

FireIce: Property Defense
• Strategic Partnership: Colorado FireBreak
• Revolutionary high-tech wildfire mitigation system
 to guard homes from the destruction of wildfire
• FireIce selected as exclusive firefighting
 chemical for Colorado FireBreak systems

FireIce: Municipal Fire Departments
• Strategic Focus Areas
 • R&D developing new delivery technologies for FireIce application
 • Emphasis on municipal fire departments connected to utility customers
 • Develop comprehensive training program for customers

FireIce
A GelTech Solution

İSTANBUL
BÜYÜKŞEHİR
BELEDİYESİ
İSTANBUL

GelTech
Solutions

FireIce: International Markets
• Turkey
 • Successful roadshow completed with GelTech distributor 3Q13
 • Additional order placed in 4Q13
• Australia
 • Wildland demonstration scheduled in 1Q14
• Responding to inquiries regarding
 additional customers and distributors

Soil2O®

A GelTech Solution®

ECO-FRIENDLY

GelTech® Solutions

MADE IN USA

Soil2O Review
2013

Soil2O® A GelTech Solution®

Soil2O
Dust Control

GOT DUST?
Soil2O
Dust Control
A GelTech Solution®

HD Supply White Cap® Construction Supply

GelTech® Solutions

Soil2O: Dust Control
• 2013 Review
 • Expansion of CA-based sales team
 • Continued development of construction market-
 HD White Cap Construction Supply
 • Development of Colombian Coal Mine account
 • Exploring market in vineyards / berry farms
• Strategic Focus Areas
 • Mining
 • Construction
 • Vineyards / Berry farms
 • Farming

Soil2O®
A GelTech Solution®

Soil2O™
A GelTech Solution®
GRANULAR APPLICATION
Save Water. Save Resources. Save Money.
Soil2O™
TOPICAL APPLICATION
Save Water. Save Resources. Save Money.
Soil2O™

GelTech® Solutions

Soil2O: Agriculture
• 2013 Review
 • Working to develop market in CA:
 • Nurseries
 • Mulch / compost
• Strategic Focus Areas
 • Nurseries
 • Farming
 • Mulch / Compost

FireIce
Shield
WELDING PROTECTION
Directions For Use: Spray a ¼ inch layer of FireIce Shield on desired area
Cleanup: Wipe treated surfaces with a damp cloth

GelTech Solutions: New Products 2014
• QuikZorb
 • Eco-friendly super-absorbent designed for a variety of
 spills, including oils, fuels, and liquids
• FireIce Shield
 • Provides protection for welding and soldering
• Bowl-B-Dry
 • Designed to aid plumbers by absorbing excess toilet water without making a mess when replacing toilet fixtures

GelTech Solutions: Research & Development
FireIce
• Batch mixing and educting alternatives to suit specific client needs
• Continued development of EMFIDS and similar systems
• Exploring additional applications of FireIce product line
Soil2O
• Batch mixing and inducting alternatives to suit specific client needs
• Enhance Soil2O Dust Control product portfolio
• Develop applications for equine market
• Develop formulations specifically for golf market
• Develop solutions for agriculture markets

GelTech® Solutions

FireIce

Firefighters Foundation

FireIce Firefighters Foundation
Slogan:
• Supporting our country's firefighters that protect
  our families, our homes, and our communities
Mission Statement:
• It is our mission to raise funds to support charitable foundations for firefighters and victims of fire around the country. 100% of funds donated will go directly to select charities dedicated to supporting active and fallen firefighters with financial assistance, equipment, supplies, and support, as well as charities that financially support injured victims of fire.
Foundation Details:
• Currently privately funded

GelTech Solutions: FOCUS
• Focus on generating revenue
 • Increasing customer base and driving sales
• Continuous innovation of exceptional technologies targeting high-impact customer needs
 • Successfully generate products and target customers
• Diversified portfolio
 • Products and services across multiple industries
• Disciplined leadership
 • Enhanced corporate structure to improve effectiveness
• Organizational focus designed to achieve goals
 • Concentrate on target projects and closing sales.